Exhibit 99.1

Ra Medical Systems Reports 2019 Fourth Quarter and Full Year Financial Results

Conference call begins at 4:30 p.m. Eastern time today

CARLSBAD, Calif. (March 10, 2020) – Ra Medical Systems, Inc. (NYSE: RMED), a medical device company focusing on commercializing excimer laser systems to treat vascular and dermatological diseases, reports financial results for the three and 12 months ended December 31, 2019 and provides a business update.

Recent Operational Highlights

•

Enrolled the first patient in a pivotal study to evaluate the safety and effectiveness of the DABRA excimer laser system for use as an atherectomy device for the treatment of peripheral artery disease.

•

Appointed Chris Folk, PhD, as Vice President of Engineering, who brings more than 20 years of engineering experience primarily in medtech, with highly relevant expertise in engineering transformational products and bringing game-changing medical devices to market.

•	Filed a provisional U.S. patent for a braided overjacket to the DABRA catheter shaft, designed to make the catheter less prone to kinking.
•	Showcased the Pharos, Optimized Dermatology Excimer Laser at the 16th Annual Maui Derm for Dermatologists 2020 and the Skin Disease Education Foundation's 44th Annual Hawaii Dermatology Seminar.

“We remain excited about the opportunity we see for the DABRA excimer laser system in the large and growing market for treating vascular disease.  Our system provides physicians with a minimally invasive approach to treat lower extremity vascular blockages by breaking down plaque into its fundamental chemical compounds using a photoablative mechanism of action,” said Andrew Jackson, Ra Medical Systems CFO and Interim CEO.  ”We are working to improve our catheter shelf life and are developing a rapid exchange platform that will allow users to advance DABRA over a guidewire to navigate the vasculature more easily.  We believe our engineering and clinical efforts are key to allowing us to reach a broader market with DABRA and building long-term shareholder value.”

Fourth Quarter Financial Highlights

Net revenue for the fourth quarter of 2019 was $1.4 million, which consisted of product sales of $0.6 million and service and other revenue of $0.8 million. This compares with net revenue of $2.0 million for the fourth quarter of 2018, which consisted of product sales of $1.2 million and service and other revenue of $0.8 million.

Net revenue from the vascular segment for the fourth quarter of 2019 was $0.2 million, compared with $0.6 million for the fourth quarter of 2018. Net revenue from the dermatology segment for the fourth quarter of 2019 was $1.2 million, compared with $1.4 million for the fourth quarter of 2018.

Total cost of revenue for the fourth quarter of 2019 was $1.8 million, compared with $1.2 million for the fourth quarter of 2018.

Selling, general and administrative expenses for the fourth quarter of 2019 were $8.6 million, which included $1.1 million in stock-based compensation compared with $14.8 million for the fourth quarter of 2018, which included $6.6 million in stock-based compensation. Research and development expenses for the fourth quarter of 2019 were $0.8 million compared with $1.2 million for the fourth quarter of 2018. Research and development expenses for the fourth quarters of 2019 and 2018 included $0.1 million and $1.0 million of stock-based compensation, respectively.

The net loss for the fourth quarter of 2019 was $9.7 million, or $0.72 per share, compared with a net loss for the fourth quarter of 2018 of $14.9 million, or $1.18 per share.

Adjusted EBITDA for the fourth quarter of 2019 was negative $8.0 million, compared with negative $7.0 million for the fourth quarter of 2018. Adjusted EBITDA is a non-GAAP measure presented as net loss before depreciation and amortization expense, interest income, interest expense, income taxes and stock-based compensation expense. For additional information regarding the non-GAAP financial measures discussed in this news release, please see "Non-GAAP Reconciliations" below.

Ra Medical reported cash, cash equivalents and short-term investments of $30.6 million as of December 31, 2019.

2019 Financial Highlights

Net revenue for 2019 was $7.2 million, which consisted of product sales of $3.9 million and service and other revenue of $3.3 million. This compares with net revenue for 2018 of $6.3 million, which consisted of product sales of $3.2 million and service and other revenue of $3.1 million.

Net revenue from the vascular segment for 2019 was $1.3 million, compared with $1.6 million for 2018.  Net revenue from the dermatology segment for 2019 was $5.9 million, compared with $4.7 million for 2018.

Total cost of revenue for 2019 was $8.9 million, compared with $4.2 million for 2018.

Selling, general and administrative expenses for 2019 were $51.5 million, which included $20.4 million in stock-based compensation compared with $30.4 million for 2018, which included $11.9 million in stock-based compensation. Research and development expenses for 2019 were $4.5 million, which included $1.5 million in stock-based compensation, compared with $2.8 million for 2018, which included $2.0 million in stock-based compensation.

The net loss for 2019 was $57.0 million, or $4.33 per share, compared with a net loss for 2018 of $30.8 million, or $3.34 per share.

Adjusted EBITDA for 2019 was negative $32.4 million, compared with negative $15.8 million for 2018. Adjusted EBITDA is a non-GAAP measure presented as net loss before depreciation and amortization expense, interest income, interest expense, income taxes and stock-based compensation expense. For additional information regarding the non-GAAP financial measures discussed in this news release, please see "Non-GAAP Reconciliations" below.

Conference Call and Webcast

Ra Medical will hold a conference call and audio webcast to discuss this announcement and answer questions at 4:30 p.m. Eastern time today. The conference call dial-in numbers are 866-789-3291 for domestic callers and 409-937-8946 for international callers, and the passcode is 5694115. A live webcast of the call will be available on the Investors section of www.ramed.com.

A recording of the call will be available for 48 hours beginning approximately two hours after the completion of the call by dialing 855-859-2056 for domestic callers or 404-537-3406 for international callers. Please use the passcode 5694115. A webcast replay will be available on the Investors section of www.ramed.com for 30 days, beginning approximately two hours after the completion of the call.

About Ra Medical Systems

Ra Medical Systems commercializes excimer lasers and catheters for the treatment of vascular and dermatological diseases. In May 2017, the DABRA excimer laser system received FDA 510(k) clearance in the U.S. for crossing chronic total occlusions, or CTOs, in patients with symptomatic infrainguinal lower extremity vascular disease with an intended use for ablating a channel in occlusive peripheral vascular disease. The Pharos excimer laser system is FDA-cleared and is used as a tool in the treatment of psoriasis, vitiligo, atopic dermatitis and leukoderma. DABRA and Pharos are both based on Ra Medical’s core excimer laser technology platform and deploy similar mechanisms of action. Ra Medical manufactures DABRA and Pharos excimer lasers and catheters in a 32,000-square-foot facility located in Carlsbad, Calif. The vertically integrated facility is ISO 13485 certified and is licensed by the State of California to manufacture sterile, single-use catheters in controlled environments.

Non-GAAP Financial Measures

Ra Medical has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three-month periods and years ended December 31, 2019 and December 31, 2018. EBITDA and Adjusted EBITDA are performance measures that provide supplemental information management believes is useful to analysts and investors to evaluate Ra Medical’s ongoing results of operations, when considered alongside other GAAP measures. These measures are intended to aid investors in better understanding Ra Medical’s current financial performance and prospects for the future as seen through management. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Management believes that these non-GAAP financial measures facilitate comparisons with Ra Medical’s historical results and with the results of peer companies who present similar measures (although other companies may define non-GAAP measures differently than we define them, even when similar terms are used to identify such measures). Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Ra Medical encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. Ra Medical defines EBITDA as our GAAP net loss as adjusted to exclude depreciation and amortization, interest income, interest expense and income tax expense.  Ra Medical defines Adjusted EBITDA as our GAAP net loss as adjusted to exclude depreciation and amortization, interest income, interest expense, income tax expense and stock-based compensation.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Ra Medical’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Ra Medical’s future expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding Ra Medical’s business strategy. Ra Medical’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, challenges inherent in developing, manufacturing, launching, marketing, and selling new products; risks associated with acceptance of DABRA and Pharos and procedures performed using such devices by physicians, payors, and other third parties; development and acceptance of new products or product enhancements; clinical and statistical verification of the benefits achieved via the use of Ra Medical’s products; the results from our clinical trials, which may not support intended indications or may require Ra Medical to conduct additional clinical trials or modify ongoing clinical trials; challenges related to commencement, patient enrollment, completion, an analysis of clinical trials; Ra Medical’s ability to manage operating expenses; Ra Medical’s ability to effectively manage inventory; Ra Medical’s ability to recruit and retain management and key personnel; Ra Medical’s need to comply with complex and evolving laws and regulations; intense and increasing competition and consolidation in Ra Medical’s industry; the impact of rapid technological change; costs and adverse results in any ongoing or future legal proceedings; adverse outcome of regulatory inspections; and the other risks and uncertainties described in Ra Medical’s news releases and filings with the Securities and Exchange Commission. Information on these and additional risks, uncertainties, and other information affecting Ra Medical’s business and operating results is contained in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its other filings with the Securities and Exchange Commission. Additional information will also be set forth in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2019 to be filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based on information available to Ra Medical as of the date hereof, and Ra Medical disclaims any obligation to update any forward-looking statements, except as required by law.

Ra Medical investors and others should note that we announce material information to the public about the company through a variety of means, including our website (www.ramed.com), our investor relations website (https://ir.ramed.com/), press releases, SEC filings, and public conference calls in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Contacts

At the Company:

Jeffrey Kraws

President, Ra Medical Systems

760-496-9008

jkraws@ramed.com

Investors:

LHA Investor Relations

Jody Cain / Kevin McCabe

310-691-7100

jcain@lhai.com / kmccabe@lhai.com

Ra Medical Systems, Inc.

Condensed Balance Sheets

(Unaudited)

(in thousands)

	December 31, 2019	December 31, 2018
ASSETS
Current Assets
Cash and cash equivalents	$14,584	$64,315
Short-term investments	15,993	—
Accounts receivable, net	786	1,320
Inventories	2,777	2,097
Prepaid expenses and other current assets	1,860	1,501
Total current assets	36,000	69,233
Property and equipment, net	5,050	4,757
Operating lease right-of-use-assets	2,835	—
Other non-current assets	196	45
TOTAL ASSETS	$44,081	$74,035
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,532	$1,125
Accrued expenses	2,642	2,809
Current portion of deferred revenue	2,029	1,723
Current portion of equipment financing	293	293
Current portion of operating lease liabilities	318	—
Total current liabilities	6,814	5,950
Deferred revenue	1,232	767
Equipment financing	265	557
Operating lease liabilities	2,620	—
Other liabilities	—	56
Total liabilities	10,931	7,330
Total stockholders’ equity	33,150	66,705

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$44,081	$74,035

Ra Medical Systems, Inc.

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net revenue
Product sales	$603	$1,201	$3,859	$3,159
Service and other	787	787	3,340	3,098
Total net revenue	1,390	1,988	7,199	6,257
Cost of revenue
Product sales	1,008	777	5,856	2,652
Service and other	742	423	2,994	1,554
Total cost of revenue	1,750	1,200	8,850	4,206
Gross (loss) profit	(360)	788	(1,651)	2,051
Operating expenses
Selling, general and administrative	8,642	14,814	51,549	30,435
Research and development	838	1,244	4,530	2,776
Total operating expenses	9,480	16,058	56,079	33,211
Operating loss	(9,840)	(15,270)	(57,730)	(31,160)
Other income (expense), net	104	340	788	338
Loss before income tax expense	(9,736)	(14,930)	(56,942)	(30,822)
Income tax expense	7	7	15	10
Net loss	$(9,743)	$(14,937)	$(56,957)	$(30,832)
Basic and diluted net loss per share	$(0.72)	$(1.18)	$(4.33)	$(3.34)
Basic and diluted weighted average common shares outstanding	13,509	12,689	13,146	9,230

Ra Medical Systems, Inc.

Non-GAAP Reconciliations

(Unaudited)

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Statements of Operations Data:
Net loss	$(9,743)	$(14,937)	$(56,957)	$(30,832)
Depreciation and amortization	459	236	1,750	624
Interest income	(168)	(352)	(1,038)	(352)
Interest expense	64	12	250	14
Income tax expense	7	7	15	10
EBITDA	(9,381)	(15,034)	(55,980)	(30,536)
Stock-based compensation	1,389	8,014	23,543	14,728
Adjusted EBITDA	$(7,992)	$(7,020)	$(32,437)	$(15,808)

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